Exhibit 99.2

Company Confidential Targeted Solutions for Antibacterial Resistance Precision antibiotics against critical pathogens March 2021

Company Confidential Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements of historical facts, contained in this presentation are forward- looking statements, including statements regarding the plans of Entasis Therapeutics Holdings Inc. (the “Company”) to develop and commercialize its product candidates, the Company's ongoing and planned clinical trials, the timing and availability of data from its clinical trials, advancement of ETX0462 into a Phase 1 clinical trial, the efficacy and safety data from its ongoing Phase 3 trials that, if positive, will be sufficient to support the submission of a new drug application (NDA) to the US Food and Drug Administration (FDA), its ability to obtain grants or other government funding to develop product candidates, its ability to take advantage of benefits offered by current and pending legislation related to the development of products addressing antimicrobial resistance, the timing of its planned regulatory filings, the timing of and ability to obtain and maintain regulatory approval for its product candidates, the clinical utility of its product candidates and the potential advantages compared to other treatments, its commercialization, marketing and distribution capabilities and strategy, its ability to establish and maintain arrangements for the manufacture of its product candidates, its ability to establish and maintain collaborations and to recognize the potential benefits of such collaborations, its estimates regarding the market opportunities for its product candidates, its intellectual property position and duration of its patent rights and its estimates regarding future expenses, capital requirements and needs for additional financing. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, unexpected safety or efficacy data observed during preclinical or clinical trials, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, failure of the Company’s collaborators to support or advance collaborations or product candidates, unexpected litigation or other disputes and the coronavirus pandemic. Many of these factors are beyond the Company’s control. These and other risks and uncertainties are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Forward-looking statements contained in this presentation are made as of the date of this presentation, and except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation contains estimates and other statistical data made by independent parties and by the Company relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 1

Accomplished Management Team

AstraZeneca

- Spun out from AZ with 2 early-stage programs in 2015
- Today, advancing 5 novel antibacterial programs
- ~50 FTEs



Boston BioHub, Waltham, MA

MANAGEMENT TEAM WITH EXTENSIVE ANTI-INFECTIVE EXPERIENCE			
Manos Perros, Ph.D. President and Chief Executive Officer	AstraZeneca	NOVARTIS	Pfizer
Michael Gutch, Ph.D. Chief Financial Officer and Chief Business Officer	AstraZeneca	MedImmune	HIG BioVentures
Ruben Tommasi, Ph.D. Chief Scientific Officer	AstraZeneca	NOVARTIS	
John Mueller, Ph.D. Chief Development Officer	AstraZeneca	ALEXION	Pfizer
David Altarac, M.D. Chief Medical Officer	Shire	MERCK	Mount Sinai Beth Israel
Matt Ronsheim Ph.D. Chief Pharmaceutical Sciences & Manufacturing Officer	ENANTA Pharmaceuticals	MERCK	Forest Laboratories, Inc.
Elizabeth Keiley, J.D. General Counsel	Oxford Immunotec	ZIMMER BIOMET	
Colleen Tucker Head, Human Resources	Momenta	AVIVA	Fidelity

ENTASIS THERAPEUTICS
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Company Highlights

Leader in targeted antibiotic development

- Multidrug-resistant, pathogen-targeted focus from discovery through commercialization

Innovative and robust pipeline

- Two Phase 3 clinical trials against highest-priority pathogens
  1. **Sulbactam-durlobactam (SUL-DUR)** against *Acinetobacter*
  2. **Zoliflodacin** against *N. gonorrhoeae*
- Three additional programs in early-stage development
  3. **ETX0282CPDP** against MDR cUTIs, including CRE
  4. **ETX0462** against *Pseudomonas aeruginosa*
  5. **NBP2** for Gram (-) infections



Clear commercial opportunities

- Product candidates with significant revenue potential as infections are resistant to generic antibiotics

Abbreviations: CRE, Carbapenem-resistant Enterobacterales; MDR, Multidrug resistant; cUTIs, Complicated urinary tract infections

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Company Confidential Pathogen Focus We focus on the resistance mechanisms of these multidrug resistant pathogens. Source: Centers for Disease Control and Prevention, Antibiotic Resistance Threats in the United States, 2019 CDC “Urgent” Threats CDC “Serious” Threat 4

Company Confidential Differentiated Business Model Targeted medicines means streamlined research, development, and commercialization. Abbreviations: FDA, Food and Drug Administration; IP, intellectual property; QIDP, qualified infectious disease product Focused on multidrug resistant pathogens with high unmet medical need Rational drug design Focused development and regulatory strategy Targeted commercialization strategy  Targeted-design platform developed at AstraZeneca  Novel chemical entities targeting validated mechanisms  Acinetobacter baumannii  Pseudomonas aeruginosa  Enterobacterales  Neisseria gonorrhoeae  Pathogen targeted single phase 3 pivotal trials  FDA Fast Track and QIDP designations for two phase 3 programs  Lean infrastructure to address US market  Key partnerships to capture value from global markets 5

Robust Pipeline of Novel Antibiotics

Fully-integrated research and development.

PRODUCT CANDIDATE/ INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	PROGRAM STATUS	COMMERCIAL RIGHTS	PARTNERSHIPS/ GRANT FUNDING
Sulbactam-durlobactam (IV) Carbapenem-resistant *Acinetobacter* infections					Phase 3 top-line data 2H 2021	Worldwide excluding Asia-Pacific[a]	Zai Lab
Zoliflodacin (Oral) Uncomplicated gonorrhea					Phase 3 trial actively enrolling	All developed countries[b]	GARDP; NIH
ETX0282CPDP (Oral) Complicated urinary tract infections (cUTIs) (Enterobacterales including CRE and ESBL-producing)					Post initial Phase 1 work ongoing	Worldwide	CARB-X
ETX0462 (IV) Multidrug-resistant *Pseudomonas*					Phase 1 enabling work ongoing	Worldwide	CARB-X
NBP-2 (IV) Gram-negative infections					Lead optimization	Worldwide	NIH

Abbreviations: CRE, carbapenem-resistant Enterobacterales; ESBL, extended spectrum β-lactamases; IV, intravenous; NBP, non β-lactam penicillin binding protein inhibitor.

[a] Zai Lab has licensed Asia-Pacific rights to sulbactam-durlobactam

[b] Global Antibiotic Research and Development Partnership (GARDP) will fully fund the phase 3 development program and has commercial rights in low-income and specified middle-income countries. Entasis has retained commercial rights in all major markets in North America, Europe, and Asia-Pacific.

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Company Confidential Key Metrics - unaudited As of 12.31.2020 Cash and cash equivalents $53.2 M Debt $0 M Common shares outstanding 36,637,357 Common warrants outstanding1 23,345,794 Financial Highlights 1. Five-year warrants; 14,000,000 at $2.50 exercise price and 9,345,794 at $2.675 exercise price.  Based on projected operating expenses, cash-runway into 4Q 2021 7

Company Confidential Sulbactam-durlobactam (SUL-DUR; formerly ETX2514SUL) For Acinetobacter Infections Partnered with

Carbapenem-Resistant *Acinetobacter*: Overview

Global carbapenem-resistant *Acinetobacter* rates exceed 50%.

- Estimated annual CRAB incidence[1,7,8]



20,000-40,000	45,000-60,000	>150,000
(United States)	(Europe and Middle East)	(China)

- Limited therapeutic options
  - Polymyxin-based polypharmacy
  - **Mortality rate: ~50%**[2,3]

- Resistance to β-lactams mediated by **Classes A, C, and D β-lactamases**[4-6]

Global Percentages of Carbapenem Resistance in *A. baumannii*[7]


EU/Russia CRAB 70%
China* CRAB 78%
United States CRAB 31%
SE Asia/Australia CRAB 75%
Mexico/S America CRAB 81%
India* CRAB 97%

*Local surveillance studies

Abbreviations: CRAB, carbapenem-resistant *Acinetobacter baumannii;* EU5, European Union Five (France, Germany, Italy, Spain, United Kingdom);

Sources: 1. Data on file. Decision Resources. 2. Chung DR, et al; Asian Network for Surveillance of Resistant Pathogens Study Group. *Am J Respir Crit Care Med.* 2011;184:1409-1417. 3. Du, et al. *American Journal of Infection Control* 00 (2019) 1-6. 4. Poirel L, et al. *Antimicrob Agents Chemother.* 2010;54:24-38. 5. Karageorgopoulos DE, Falagas ME. *Lancet Infect Dis.* 2008;8:751-762. 6. Raible KM, et al. *Ann Clin Microbiol Antimicrob.* 2017;16:75. 7. Data on file. Entasis Therapeutics. IHMA (2014-2017). 8. CARSS (China Antimicrobial Resistance Surveillance system), 2017 Annual Report.

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Company Confidential Durlobactam: Overview Durlobactam has broad Class A,C & D β-lactamase coverage. Abbreviations: IV, intravenous; SUL-DUR, sulbactam-durlobactam. ► A novel IV broad-spectrum β-lactamase inhibitor  Differentiator is its broad Class D β-lactamase coverage, essential for the treatment of carbapenem-resistant Acinetobacter infections ► Extensive preclinical and clinical studies demonstrate antibacterial activity and favorable safety profile  Extensive pharmacokinetic and pharmacodynamic modeling employed to project efficacious SUL-DUR dosing regimen  Well tolerated in a phase 2 and three phase 1 clinical trials, including at doses that are well in excess of phase 3 clinical trial dose ► Has the potential to restore the antibiotic activity of sulbactam against multidrug-resistant Acinetobacter ► Phase 3 clinical trial ongoing 10

Company Confidential SUL-DUR: Pre-Clinical Data Preclinical data potentially differentiates SUL-DUR from existing therapies, including colistin. Abbreviations: CFU, colony-forming unit; MIC, minimal inhibitory concentration; SUL-DUR, sulbactam-durlobactam a Extensively drug-resistant (XDR) Acinetobacter baumannii ARC3486 (OXA-72, OXA-66, TEM-1, AmpC) in neutropenic mice; MIC (sulbactam) ≥32 mg/L, MIC(SUL-DUR) = 0.5 mg/L. b Durlobactam, sulbactam, and colistin were dosed subcutaneously. Colistin was injected to maximum tolerated dose. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.06 0.12 0.25 0.5 1 2 4 8 16 32 64 128 % of Strain Inhibited MIC (mg/L) In Vitro Activity Against 6,426 Acinetobacter Strains SUL-DUR Colistin Sulbactam Amikacin Imipenem Meropenem 90% of Strains Inhibited 0 2 4 6 8 10 Pretreatment Vehicle 2.5/0.625 5/1.25 10/2.5 20/5 30/7.5 40/10 80/20 Colistin 40 mg/kg Bacterial Load (Log CFU/g) In Vivo Activity Against XDR Acinetobacter Infection in Mouse Lung Modela,b 1-Log Reduction Sulbactam-durlobactam (mg/kg) 11

Company Confidential SUL-DUR: Clinical Data Summary We have conducted extensive clinical trials to optimize SUL-DUR heading into phase 3. Abbreviations: cUTI, complex urinary tract infection; FDA, Food and Drug Administration; PK, pharmacokinetics; QIDP, qualified infectious disease product; SUL-DUR, sulbactam- durlobactam. Phase 1 (n=188)  Demonstrated favorable safety profile & dose proportional PK  No dose-limiting toxicities up to 8 grams in single dose  No drug-drug interactions  Predicted therapeutic levels achieved in urine, plasma, and lung  Renal dosing study completed to inform phase 3 dosing Phase 2 (n=80)  Favorable safety profile in 53 cUTI patients receiving SUL-DUR  PK was consistent with PK observed in phase 1  Successful eradication of imipenem- nonsensitive strains (n=3) Phase 3 Phase 3 ongoing  Received Fast Track and QIDP designation by the US FDA 12

Company Confidential SUL-DUR: Single Global Phase 3 Pivotal Trial The ATTACK trial supports the basis for regulatory submissions in the US, Europe, and China. Abbreviations: BSI, bloodstream infection; CFDA, China Food and Drug Administration; DOT, days of therapy; EMA, European Medicines Agency; FDA, US Food and Drug Administration; HABP, hospital-acquired bacterial pneumonia; ICU, intensive care unit; LOS, length of stay; NDA, new drug application; PK/PD, pharmacokinetics / pharmacodynamics; RIFLE, Risk, Injury, Failure, Loss of kidney function, and End-stage kidney disease; SUL-DUR, sulbactam-durlobactam; VABP, ventilator-associated bacterial pneumonia. ► Regulatory plan based on a series of discussions with the FDA • Design reviewed by EMEA and CFDA (now known as China National Medical Products Administration) • Dose selection informed by robust PK/PD and extensive phase 1 and phase 2 clinical trials • Flexibility on the size of the NDA safety database once target enrolment has been reached for Part A ► Trial designed with 80% power to demonstrate between-group noninferiority with a 20% margin 120 patients Carbapenem-resistant Acinetobacter Primary efficacy analysis: 28-day mortality SUL-DUR + imipenem Colistin + imipenem Patients with documented or presumed Acinetobacter infections (HABP, VABP, BSI) 1:1 Exploratory endpoints* Primary safety analysis: Nephrotoxicity (RIFLE criteria) *Include ICU days, ventilator days, total LOS, and DOT vs. colistin 13

Company Confidential SUL-DUR: Single Global Phase 3 Pivotal Trial The ATTACK trial also includes a Part B to provide safety and supportive efficacy data. Abbreviations: AP, acute pyelonephritis; cUTI, complicated urinary tract infection; HABP, hospital-acquired bacterial pneumonia; SUL-DUR, sulbactam-durlobactam; VABP, ventilator- associated bacterial pneumonia ► Part B non-randomized cohort up to 80 patients • Open-label arm with patients randomized to SUL-DUR plus imipenem • Supportive efficacy data not included in Part A primary analysis • Primary safety analysis will include patients in Parts A and B ► Part B patients are not eligible for Part A but will include: • HABP, VABP, and bacteremia due to colistin-resistant Acinetobacter • cUTI/AP, surgical, or traumatic wound infections due to colistin-resistant Acinetobacter • Patients with known intolerance to colistin SUL-DUR + imipenem Patients with documented or presumed Acinetobacter infections (not eligible for Part A) Safety and supportive efficacy Part B Non-Randomized Cohort: Study Design 14

Company Confidential SUL-DUR: Regulatory Update FDA willing to collaborate with Entasis to ensure meaningful and successful outcome.  Several interactions with FDA from 2016 to present to discuss clinical development plan  During August 2020 Type C meeting, Entasis sought flexibility on alpha level used in Part A statistical analysis  FDA expressed interest in working with Entasis to complete the ATTACK trial  FDA indicated they would consider a smaller safety database with a positive overall benefit risk profile  In December 2020, FDA and Entasis’s agreed on several program modifications:  Part A change in NI margin from 19 to 20%  Removal of interim sample size analysis – Changes resulted in primary efficacy population reduction from 136 to 120 – Statistical robustness maintained  Part B enrollment will continue until primary efficacy population target is met 15

Company Confidential The ATTACK Trial Projected Timeline We currently anticipate top-line data 2H 2021. 16 ► As of March 15, 2021 we have randomized 159 patients into Part A • 90 clinical trial sites active across 17 countries, including China • 107/112 (96%) were carbapenem-resistant; 13/112 (13%) were colistin-resistant ► 91/129 patients (21 pending) meet criteria for inclusion in evaluable population • Current evaluable rate of ~70%, higher than originally projected (60%) ► To reach our target of 120 evaluable patients in Part A, approximately 170 patients will need to be enrolled • At current enrollment rates, top-line data should be available in 2H 2021

Company Confidential DSMB Meeting 1 Feb-2020 No safety findings Recommended that the study continue without modifications Initiate Part B of the study after review of PK data in the first 30 patients DSMB Meeting 2 Jul-2020 No new safety findings Recommended that the study continue without modifications DSMB Meeting 3 Feb-2021 No new safety findings Recommended that the study continue without modifications ATTACK Data and Safety Monitoring Board (DSMB) 17

Company Confidential Commercial Model: Streamlined Execution A lean, targeted sales force can efficiently reach key customers with compelling data. Abbreviations: DOT, days of therapy; LOS, length of stay; LTACs, long-term acute care centers. ► Carbapenem-Resistant Acinetobacter can be found in very targeted settings • 300 Large Intensive Care Units (ICUs) (moderately cost sensitive) • 200 Transplant / 50 Cancer / 25 Burn Centers (least cost sensitive) • Outpatient LTACs and Home Infusion [life cycle management opportunity] ► Messaging will focus on Acinetobacter 24/7 Efficacy 28-day mortality vs. colistin 1 Safety Nephrotoxicity vs. colistin 2 Cost Savings ICU days, ventilator days, LOS, DOT vs. colistin 3 18

Commercial Model: Product Positioning

SUL-DUR aims to replace colistin and polypharmacy in carbapenem-resistant *Acinetobacter.*

Current Treatment Protocols

Suspected *Acinetobacter*

Day 1:
Carbapenem +

Confirmed CRAB ✓

Days 2-14 or longer
Colistin + Polypharmacy[a]

Replaced by

Future Treatment Protocols

Suspected *Acinetobacter*

Day 1:
Carbapenem +

Confirmed CRAB ✓

Days 2-14 or longer
SUL-DUR

- ✗ Nephrotoxic
- ✗ Neurotoxic
- ✗ Slow onset, complex pharmacodynamics
- ✗ Cumbersome dosing protocol and AE monitoring
- ✗ Dosing limited by safety

- ✓ No SAEs observed in phase 1 or 2 trials
- ✓ Well tolerated
- ✓ Well-understood pharmacodynamics
- ✓ Easier dosing protocol
- ✓ Dosing optimized for efficacy

[a] For CRAB treatment, drugs used in combination with colistin come from the following classes: carbapenems, cephalosporins, tetracyclines, penicillins, and aminoglycosides.
Abbreviations: AE, adverse event; CRAB, carbapenem-resistant *Acinetobacter*; SAEs, serious adverse events; SUL-DUR, sulbactam-durlobactam.

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Company Confidential Commercial Model: Minimal Competition Unlike the CRE market, the CRAB market has no labeled competition for 5-10 years. Abbreviations: CRAB, carbapenem-resistant Acinetobacter; CRE, carbapenem-resistant Enterobacterales Source: 1. https://clinicaltrials.gov/ct2/results?cond=Acinetobacter+Infections&term=&cntry=&state=&city=&dist= CRE: Branded Antibiotics Used CRAB: Branded Antibiotics Approved Other than SUL-DUR, according to ClinTrials.gov1, there are no new antibiotics in Phase 1, 2, or 3 trials for CRAB. 20

Company Confidential Commercial Opportunity: Addressable Market At launch, annual worldwide addressable market for CRAB treatments should exceed $1 billion. Abbreviations: CRAB, carbapenem-resistant Acinetobacter; RoW, rest of world. Sources: 1. Data on file. Decision Resources. Note: Addressable market projections are for year 2022 based on Company estimates and assumptions, including estimated patient populations, market share and pricing, made as of the date of this presentation. These parameters could differ materially at the time of commercialization. 20,000-40,000 Annual CRAB Infections1 Global Addressable Market $1B + 150,000-200,000 Annual CRAB Infections1 U.S. RoW Pneumonia Bloodstream Skin and skin structure Urinary tract Wounds Inpatient Outpatient 21

Company Confidential Commercial Opportunity: China Our Zai Lab partnership will help address CRAB in China. Abbreviations: CRAB, carbapenem-resistant Acinetobacter ► CRAB presents a significant unmet medical need in China and Asia-Pacific territory ► Partnership with Zai Lab (Nasdaq: ZLAB) provides potential accelerated path for commercialization in China  Co-enrollment of ATTACK pivotal phase 3 clinical trial  If successful, provides path for regulatory approval  Direct economic benefits to Entasis (milestone and royalty payments) in addition to partially offsetting phase 3 clinical trial costs ► Entasis maintains 100% economics outside Asia- Pacific, including North America and Europe 22

Company Confidential Zoliflodacin Zoliflodacin For Gonorrhea Infections Partnered with

Gonorrhea: Overview

Only one drug remains effective for gonorrhea—intramuscular ceftriaxone.



- 87 million worldwide annual cases[1]
  - 35.2 million in Western Pacific[2*]
  - 1.14 million in the United States[3]
  - Growing >10% per year since 2009[4]





Ceftriaxone 250mg administered via 21-gauge 1.5-inch needle

- The only recommended treatment option today is ceftriaxone (intramuscular [IM] injection), but resistance has emerged[5]

Currently, no oral antibiotics are recommended as an alternative to ceftriaxone for the treatment of *N. gonorrhoeae* infections

Sources: 1. Rowley J, et al. *Bull World Health Organ.* 2019;97:548-562P. 2. Unemo M, et al. *Microbiol Spectr.* 2016;4. 3. Gonorrhea - CDC fact sheet (detailed version). CDC website. https://www.cdc.gov/std/gonorrhea/stdfact-gonorrhea-detailed.htm. Reviewed October 25, 2016. Accessed September 23, 2019. 4. CDC Sexually Transmitted Disease Surveillance 2018, Table 1. 5. Unemo M, et al. *Sex Health.* 2019;16:412-425.

*includes China and Australia

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Company Confidential Gonorrhea: Overview The CDC has changed its STD Guidelines five times in the last 18 years1 due to resistance. Sources: 1. CDC: Sexually Transmitted Diseases Treatment Guidelines, MMWR, May 10, 2002; Sexually Transmitted Diseases Treatment Guidelines, MMWR, August 4, 2006; Update to Sexually Transmitted Diseases Treatment Guidelines, 2006, MMWR, April 13, 2007; Sexually Transmitted Diseases Treatment Guidelines, 2010, MMWR, December 10, 2010; CDC No Longer Recommends Oral Drug for Gonorrhea Treatment, August 9, 2012; 2. CDC, Sexually Transmitted Disease Surveillance 2017, Figure 33 Abbreviations: STD, sexually-transmitted disease Distribution of Primary Antimicrobial Drugs Used to Treat Gonorrhea Among Participants, 1988–20172 25

Company Confidential Zoliflodacin: Phase 2 Trial Results Landmark phase 2 trial results were published in the New England Journal of Medicine. Source: Taylor SN, et al. N Engl J Med. 2018;379:1835-1845. ► Phase 2 trial results showed urogenital efficacy in 47 out of 47 patients ► Zoliflodacin was generally well tolerated at clinically effective doses ► Phase 3 trial initiated in Sept 2019 Anatomic Site Zoliflodacin (3 g) Ceftriaxone Urogenital 47/47 (100%) 21/21 (100%) Pharyngeal 7/9 (78%) 4/4 (100%) Rectal 6/6 (100%) 3/3 (100%) 1Represents results for the per-protocol population. Microbiological Efficacy1 26

Company Confidential Zoliflodacin: Single Global Phase 3 Pivotal Trial The phase 3 trial supports the basis for regulatory submissions in the US and Europe. Abbreviations: DSMB, data safety monitoring board; EMA, European Medicines Agency; FDA, US Food and Drug Administration; GARDP, Global Antibiotic Research and Development Partnership; IM, intramuscular; TOC, test of cure ► Phase 3 trial sponsored and funded by our partner GARDP  Regulatory plan based on a series of discussions with the FDA and EMEA  Dose selection informed by robust PK/PD and extensive phase 1 and phase 2 clinical trials ► Trial designed with 90% power and a 10% between-group noninferiority margin ► Global phase 3 trial with up to 16 clinical sites planned across the US, EU, Africa and Asia  Trial temporarily paused in March 2020 due to COVID-19; now actively enrolling  DSMB in March 2020 recommended to continue the clinical study without modification 603 patients with confirmed uncomplicated gonorrhea Primary efficacy analysis: Microbiological cure at urethral or cervical sites (urogenital) at TOC (day 6 ± 2) Oral dose zoliflodacin (3g) Ceftriaxone IM injection (500mg) + oral azithromycin (1g) Patients with documented or presumed uncomplicated gonorrhea 2:1 Secondary analyses: Microbiological cure at rectal or pharyngeal sites at TOC (day 6 ± 2); safety 27

Zoliflodacin: Commercial Opportunity

Zoliflodacin has the potential to be the oral product of choice for gonorrhea.



- Single-dose treatment (oral suspension sachet)
- Alternative to intramuscular ceftriaxone
  - 20% of the population are "needlephobes"[1]
  - Ceftriaxone injection is notorious for its pain
  - Increasing ceftriaxone MIC creep[2]
- Oral sachet allows "expedited partner therapy" (EPT)[a]

Abbreviations: MIC, minimum inhibitory concentration.

[a] 49 states allow patients diagnosed with gonorrhea to provide medications to take to his/her partner without the health care provider first examining the partner (https://www.cdc.gov/std/ept/legal/default.htm)

Sources: 1. McLenon J, et al. *J Adv Nurs.* 2019;75:30-42; 2. Chisholm, *J Antimicrob Chemother* 2010; 65: 2141 –2148.

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Company Confidential Zoliflodacin: Partnership with GARDP The Phase 3 trial is sponsored by the Global Antibiotic Research & Development Partnership. Abbreviations: R&D, research and development Source: GARDP website, Entasis press release (July 6, 2017) ► Developed and fully funded in partnership with: ► GARDP is not-for-profit R&D organization that addresses global public health needs by developing and delivering new or improved antibiotic treatments while endeavoring to ensure their sustainable access ► GARDP will have zoliflodacin commercialization rights in most low- and select middle-income countries, while Entasis retains commercial rights in high-income markets 29

Company Confidential Commercial Opportunity: Worldwide Addressable Market With over 85MM gonorrhea infections annually, the worldwide market could exceed $1 billion. Abbreviations: RoW, rest of world. Sources: 1. Centers for Disease Control and Prevention; 2. Rowley J, et al. Bull World Health Organ. 2019;97:548-562P Note: Addressable market projections are for year 2022 based on Company estimates and assumptions, including estimated patient populations, market share and pricing, made as of the date of this presentation. These parameters could differ materially at the time of commercialization. 1,000,000 Annual Gonorrhea Infections1 Global Addressable Market $1B + >85,000,000 Annual Gonorrhea Infections2 U.S. RoW 30

Company Confidential Zoliflodacin: Competition GSK’s gepotidacin is the only near-term competitor in phase 3 development. Sources: 1. ClinTrials.gov: NCT04010539; 2. Taylor, CID 2018:67 (August) 4 tablets (750mg each) taken at clinic 4 tablets 750mg taken at home 6-12 hours later After food, with water Gepotidacin Dosing Regimen1 In Phase 2 study, there were 3 failures (out of 69), and 2 failures were due to resistance2 Side Effect: 36% diarrhea2 31

Company Confidential ETX0282CPDP (ETX0282 + Cefpodoxime Proxetil) for Complicated UTIs APPENDIX

Company Confidential ETX0282CPDP: Initial Target Addressable Market ETX0282CPDP will initially target the 1 million hospital cUTIs resistant to oral treatments. Abbreviations: CPDP, cefpodoxime proxetil; cUTI, complicated urinary tract infections. Sources: 1. Decision Resources and HCUPNet claims data 2. Decision Resources 3. CDDEP (weighted average fluoroquinolone resistance for E. coli and Klebsiella) 0 1 2 3 4 cUTI In Hospital cUTI Enterobacterales Addressable Infections Infections (MM) ETX0282CPDP US Addressable Market 85%2 cUTIs Caused by Enterobacterales 33%3 Resistant to Existing Oral Treatment Options 3.5M1 Hospital-Treated cUTIs 33

Company Confidential ETX0282CPDP ETX0282 is a novel broad-spectrum oral β-lactamase inhibitor. Abbreviations: CPDP, cefpodoxime proxetil; CRE, carbapenem-resistant Enterobacterales; ESBL, extended-spectrum β-lactamases; MDR, multidrug-resistant; UTIs, urinary tract infections. ► ETX0282CPDP could be the first oral therapeutic option for the treatment of complicated UTIs with broad coverage of MDR Enterobacterales including CRE  Opportunity for expansion into the broader community setting ► ETX0282 is designed to have both high oral bioavailability and broad Class A and Class C β-lactamase inhibition  No other orally bioavailable treatment covers both Class A and Class C β-lactamases, including ESBL-producing bacteria and CRE ► Initial phase 1 data trial in healthy volunteers supports further progression  Investigated safety, pharmacokinetics, drug-drug interaction (DDI), and food effect  Interim phase 1 data indicate ETX0282 is generally safe and well tolerated ► Potential for use in additional indications where multidrug-resistant Enterobacterales are commonly found 34

ETX0282CPDP

Oral ETX0282CPDP shows in vitro and in vivo activity against multidrug-resistant *E. coli.*


In Vitro Activity of ETX0282CPDP Against
54 Enterobacterales Strains, Including CRE[a]
90% Inhibition
100%
80%
60%
40%
20%
0%
Percentage of Strains Inhibited, %
0.031
0.0625
0.125
0.25
0.5
1
2
4
8
16
32
64
Concentration (mg/L)
ETX0282CPDP
Oral Agent 1 in Development
Oral Agent 2 in Development
Vabomere (IV)
Avycaz (IV)


In Vivo Activity of Oral ETX0282 +
Cefpodoxime Proxetil in Mouse Thigh Model[b,c]
12
10
8
6
4
2
0
Bacterial Load (Log CFU/g)
1-Log
Reduction
Pretreatment
Vehicle
Cefpodoxime 50 mg/kg
ETX0282 10 mg/kg
10 mg/kg
25 mg/kg
100 mg/kg
Meropenem 600 mg/kg
ETX0282 +
Oral CPDP 50 mg/kg

[a] ETX0282CPDP is an oral prodrug which is metabolized into ETX1317, the active BLI, and cefpodoxime. The in vitro activity is of ETX1317 + cefpodoxime.
[b] ARC2687 = multidrug-resistant *E. coli* (AmpC+; CTX-M-14+), levofloxacin-resistant (MIC >4 mg/L), cefpodoxime-resistant (MIC >64 mg/L), cefpodoxime-ETX1317–sensitive (MIC <0.03 mg/L).
[c] ETX0282 and cefpodoxime were dosed orally. Meropenem was dosed subcutaneously.
Abbreviations: BLI, β-lactamase inhibitor; CFU, colony-forming unit; CPDP, cefpodoxime proxetil; CRE, carbapenem-resistant Enterobacterales; IV, intravenous; MIC, minimal inhibitory concentration.

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ETX0282CPDP Phase 1 Status

Oral ETX0282CPDP has completed initial phase 1 testing.

Fit-for-purpose formulation

- Drug substance in capsule (no excipients)

First in Human study completed

- 99 healthy subjects were enrolled into 12 cohorts
- 26 subjects received a single dose of ETX0282
- 51 received at least 2 doses of ETX0282
- 22 received matching placebo

Part A
Single ascending dose, fasted
Dose range:
100 mg-800 mg

Part B
Food effect: fasted vs high fat meal
Dose range:
100 mg-300 mg

Part C
Multiple dose with regular meals
Dose: 200 mg

Part D
Drug-drug interaction with regular meal
Doses: ETX0282 400 mg and cefpodoxime proxetil 400 mg

Part G
Simulation of PK profile associated with high fat meal
Dose range:
300 mg single dose vs 75 mg x 4 doses

Abbreviations: CPDP, cefpodoxime proxetil

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Key Pharmacokinetic (PK) and Safety Findings

Oral ETX0282CPDP's plasma concentrations are in predicted therapeutic range.

- ETX0282 is rapidly converted to ETX1317 at all doses evaluated
- Plasma concentrations of ETX1317 are potentially in the desired therapeutic range
- Minimal accumulation of ETX1317 with multiple dosing
- No drug-drug interaction (either way) with cefpodoxime
- Mild-to-moderate emesis reported in 11 out of 77 receiving ETX0282
- A high fat meal (but not normal diet) and Part G (75 mg x 4 doses) both resulted in a modified PK profile with no emesis observed
  - Decrease in peak concentration (C_{max})
  - Decrease in absorption rate to peak concentration
  - Broader exposure window

We are currently prioritizing our resources on completing the ATTACK trial and supporting the ongoing Phase 3 clinical trial with zoliflodacin, while we evaluate options for further clinical development of ETX0282CPDP

Abbreviations: C_{max}, maximum plasma concentration; CPDP, cefpodoxime proxetil.

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Company Confidential ETX0462 ETX0462 for Pseudomonas Infections APPENDIX

Company Confidential P. aeruginosa Infections Pseudomonas infections remain a key priority due to high resistance rates and mortality. Sources: 1. ECDC/EMEA Joint Working Group. ECDC/EMEA Joint Technical Report. The bacterial challenge: time to react. https://www.ecdc.europa.eu/sites/default/files/media/en/publications/Publications/0909_TER_The_Bacterial_Challenge_Time_to_React.pdf. Published September 17, 2009. Accessed September 23, 2019. 2. Entasis triangulated estimate from Decision Resources, CDC, AMR, CDDEP, and literature reviews. Abbreviations: CDC, Centers for Disease Control and Prevention; CR, carbapenem-resistant; MDR, multidrug-resistant; WHO, World Health Organization. Note: Brand Resistant includes Avycaz, Zerbaxa, Vabomere, Recarbrio ~10,000 extra deaths + ~800,000 extra hospital days caused by carbapenem-resistant P. aeruginosa1 ~600,000 – 750,000 cases/year2 ~30% MDR rate by 2040 WHO: Critical Priority 1 CDC: “Serious” Threat 120 90 35 0 20 40 60 80 100 120 140 MDR CR Brand Resistant Infections (000s) Estimated US Pseudomonas aeruginosa Infections by Resistance2 39

Company Confidential ETX0462 ETX0462 is a first of a novel class of PBP Inhibitors unaffected by all types of β-lactamases. Abbreviations: MDR, multidrug-resistant; MIC, minimal inhibitory concentration. ► Penicillin Binding Protein inhibitors (PBPi) are β-lactam antibiotics representing some of the oldest and most widely used antibacterial agents but are vulnerable to degradation by β-lactamases ► Novel class of non–β-lactam PBPi (NBPs) is shown to be impervious to all classes of b-lactamases tested ► Excellent potency observed against multiple MDR Gram-negative pathogens with no β-lactamase inhibitor (BLI) needed, creating a potential new IV monotherapy Class A Class B Class C Class D Compound No β-lactamase CTX-M-15 SHV-2a KPC-3 TEM-1 PER-1 VEB-1 GES-11 NDM-1 VIM-1 IMP-1 AmpC P99 OXA-1 OXA-10 OXA-48 Piperacillin 4 64 4 64 >64 8 32 4 >64 >64 >64 64 64 >64 >64 >64 Ceftazidime 0.5 32 16 16 1 64 >64 32 >64 >64 64 8 32 1 1 0.5 ETX0462 1 1 2 1 2 1 1 1 2 1 1 2 2 2 2 2 MIC (mg/L) Against E. coli Isogenic Strains Expressing Individual β-lactamases 40

Company Confidential Entasis: A Leader in Targeted Antibiotics We have hit all major milestones in our first 5 years. Two phase 3 programs (SUL-DUR, zoliflodacin) Phase 1 data (ETX0282CPDP) Fourth candidate selected (ETX0462) Initial Public Offering Second partnership Spinout from AstraZeneca with $23.5M and 14 employees Two clinical programs (SUL-DUR, zoliflodacin) >$100M raised First partnership Phase 3 data on two lead programs (SUL-DUR, zoliflodacin) Commercial launch preparation Sustainable pipeline 2015 2016-17 2018-19 2021 and Beyond 41